FIRST AMENDMENT
TO
AGREEMENT TO PURCHASE AND SELL INTEREST IN CONTRACT TO BUY AND SELL REAL ESTATE

THIS FIRST AMENDMENT TO AGREEMENT TO PURCHASE AND SELL INTEREST IN CONTRACT TO BUY AND SELL REAL ESTATE (hereinafter, this "*Amendment*") is dated as of October 21, 2011 by and between **Steven F. Dallman** ("*Transferor*") and **Shopoff Advisors, L.P.**, a Delaware limited partnership ("*Transferee*").

Recitals

A. Transferor and Transferee previously entered into an Agreement to Purchase and Sell Interest in Contract to Buy and Sell Real Estate (the "*Agreement*").

B. Transferor, as buyer, and Lundieck Investments, Ltd., a Colorado limited partnership (the "*Seller*"), as seller, are parties to that certain Contract to Buy and Sell Real Estate dated June 14, 2011, with an effective date of June 16, 2011 (the "*Original Agreement*"), as amended by that [First] Agreement to Amend/Extend Contract dated August 24, 2011 (the "*First Amendment*") and that certain Second Agreement to Amend/Extend Contract dated as of September 7, 2011 (the "*Second Amendment*"). The Original Agreement, the First Amendment, and the Second Amendment are collectively referred to herein as the "*Purchase Agreement*." The Purchase Agreement is the subject of the Agreement.

C. Transferor and Transferee desire to amend Section 4(b) of the Original Agreement.

Agreement

NOW, THEREFORE, in consideration of the premises above and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor and Transferee, intending to be legally bound, agree as follows:

1. Section 4(b) of the Agreement is amended by deleting the date of *October 24, 2011* and substituting the date of ***October 28, 2011*** in its place. All other provisions of Section 4(b) of the Agreement shall remain unchanged.

2. This Amendment may be executed in as many counterparts as may be deemed necessary and convenient and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute on and the same instrument. Facsimile and electronic copies shall be accepted and binding as originals.

IN WITNESS WHEREOF, this Amendment is effective as of the date first above written.

TRANSFEREE:

Shopoff Advisors, L.P. a Delaware limited partnership

By: The Shopoff Corporation, a Delaware corporation, general partner

By______________________________
William A. Shopoff, President

TRANSFEROR:

____
Steven F. Dallman

ACCEPTANCE OF ESCROW:

First American Title Insurance Company

By______________________________
Mej Ellsworth, Escrow Officer